SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C

              INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE
                        SECURITIES EXCHANGE ACT OF 1934

[X] Filed by the Registrant       [ ] Filed by a Party other than the Registrant

Check the appropriate box:
[ ] Preliminary Information Statement
[X] Definitive Information Statement Only
[ ] Confidential, for Use of the Commission (as permitted by Rule 14c)

                              ERE MANAGEMENT, INC.
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                (Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Information Statement, if other than Registrant:

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Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14C-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                              ERE MANAGEMENT, INC.

                                  [INSERT LOGO]

                     8275 SOUTHERN EASTERN AVENUE, SUITE 200
                             LAS VEGAS, NEVADA 89123

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is first being furnished on or about October 9, 2012 to the holders of record as of the close of business on October 9, 2012 of the common stock of ERE Management, Inc., a Nevada corporation ("ERE Management").

The Board of Directors of ERE Management and 1 stockholder holding an aggregate of 1,600,000 shares of common stock issued and outstanding as of September 24, 2012, have approved and consented in writing to the actions described below. Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding common stock and are sufficient under the Nevada Revised Statutes ("NRS") and ERE Management's Articles of Incorporation and Bylaws to approve the actions. Accordingly, the actions will not be submitted to the other stockholders of ERE Management for a vote, and this Information Statement is being furnished to stockholders to provide them with certain information concerning the action in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the regulations promulgated thereunder, including Regulation 14C.

                          ACTIONS BY BOARD OF DIRECTORS
                                       AND
                             CONSENTING STOCKHOLDER

GENERAL

ERE Management will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. ERE Management will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of ERE Management's common stock.

ERE Management will only deliver one Information Statement to multiple security holders sharing an address unless ERE Management has received contrary instructions from one or more of the security holders. Upon written or oral request, ERE Management will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address:
ERE Management, Inc., 8275 Southern Eastern Avenue, Suite 200, Las Vegas, Nevada 89123, Attn: Joselito Christopher G. Imperial, President. Mr. Imperial may also be reached by telephone at (702) 990-8402.

INFORMATION ON CONSENTING STOCKHOLDER

Pursuant to ERE Management's Bylaws and the Nevada Revised Statutes ("NRS"), a vote by the holders of at least a majority of ERE Management's outstanding capital stock is required to effect the action described herein. ERE Management's Articles of Incorporation, as amended, does not authorize cumulative voting. As of the record date, ERE Management had 2,440,000 shares of common stock issued and outstanding. The voting power representing not less than 1,220,001 shares of common stock is required to pass any stockholder resolutions. The consenting stockholder is the record and beneficial owner of 1,600,000 shares of common stock, which represents approximately 65.5% of the issued and outstanding shares of ERE Management's common stock. Pursuant to Chapter 78.320 of the NRS, the consenting stockholder voted, with the Board of Directors, in favor of the actions described herein in a joint written consent, dated September 24, 2012. No consideration was paid for the consent.

The consenting stockholder's name, affiliation with ERE Management, and their beneficial holding are as follows:

                                  Beneficial Holder
Name                               and Affiliation               Shares Beneficially Held         Percentage
----                               ---------------               ------------------------         ----------
Joselito Christopher G.      President, Treasurer,           1,600,000 shares of common stock        65.5%
Imperial                     Secretary, Director, and
                             Greater than 10% holder of
                             common stock

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None.

PROPOSALS BY SECURITY HOLDERS

None.

DISSENTERS RIGHTS OF APPRAISAL

None.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of September 24, 2012, certain information regarding the ownership of ERE Management's capital stock by each director and executive officer of ERE Management, each person who is known to ERE Management to be a beneficial owner of more than 5% of any class of ERE Management's voting stock, and by all officers and directors of ERE Management as a group. Unless otherwise indicated below, to ERE Management's knowledge, all persons listed below have sole voting and investing power with respect to their shares of capital stock, except to the extent authority is shared by spouses under applicable community property laws.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission ("SEC") and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of September 24, 2012 are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person, and is based on 2,440,000 shares of common stock issued and outstanding on a fully diluted basis, as of September 24, 2012.

      Name and Address of                 Amount and Nature of        Percent of
     Beneficial Owner (1)                 Beneficial Ownership         Class (2)
     --------------------                 --------------------         ---------

Joselito Christopher G. Imperial (3)      1,600,000 (common stock)       65.5%
President, Secretary, Treasurer,
Director and greater than 10% holder
of common stock

All officers and directors as a group
(1 person)                                1,600,000 (common stock)       65.5%

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(1)  Unless  otherwise  noted,  the  address  of each  person  listed is c/o ERE
     Management, Inc., 8275 Southern Eastern Avenue, Suite 200, Las Vegas, Nevada 89123.
(2) This table is based on 2,440,000 shares of common stock issued and outstanding on September 24, 2012.
(3)  Appointed President, Secretary, Treasurer and Director on July 17, 2007.

                             EXECUTIVE COMPENSATION

The following tables set forth certain information about compensation paid, earned or accrued for services by our President and all other executive officers (collectively, the "Named Executive Officers") in the fiscal years ended July 31, 2012 and 2011:

SUMMARY COMPENSATION TABLE

                                                                     Non-Equity      Nonqualified
 Name and                                                            Incentive         Deferred
 Principal                                   Stock       Option         Plan         Compensation     All Other
 Position       Year   Salary($)  Bonus($)  Awards($)*  Awards($)*  Compensation($)   Earnings($)   Compensation($)  Total($)
 --------       ----   ---------  --------  ---------   ---------   ---------------   -----------   ---------------  --------

Joselito        2012     -0-        -0-        -0-         -0-           -0-              -0-             -0-           -0-
Christopher G.  2011     -0-        -0-        -0-         -0-           -0-              -0-             -0-           -0-
Imperial;
President,
Secretary,
Treasurer and
Director (1)

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(1)  Appointed President, Secretary, Treasurer and Director on July 17, 2007.

EMPLOYMENT AGREEMENTS

ERE Management has no employment agreements or other agreements with any officer.

OTHER COMPENSATION

There are no annuity, pension or retirement benefits proposed to be paid to officers, directors, or employees of our company in the event of retirement at normal retirement date as there was no existing plan as of December 31, 2007 provided for or contributed to by our company.

DIRECTOR COMPENSATION

The following table sets forth director compensation as of the fiscal year ended July 31, 2012:

                   Fees                              Non-Equity      Nonqualified
                  Earned                             Incentive         Deferred
                 Paid in      Stock      Option        Plan          Compensation      All Other
    Name         Cash($)     Awards($)  Awards($)  Compensation($)    Earnings($)    Compensation($)   Total($)
    ----         -------     ---------  ---------  ---------------    -----------    ---------------   --------
Joselito           -0-          -0-        -0-           -0-              -0-              -0-            -0-
Christopher G.
Imperial (1)

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(1)  Appointed President, Secretary, Treasurer and Director on July 17, 2007.

Directors of our company who are also employees do not receive cash compensation for their services as directors or members of the committees of the Board of Directors. All directors may be reimbursed for their reasonable expenses incurred in connection with attending meetings of the Board of Directors or management committees.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth certain information concerning outstanding stock awards held by the Named Executive Officers and our directors as of the fiscal year ended July 31, 2012:

                                      Option Awards                                             Stock Awards
          -----------------------------------------------------------------   ----------------------------------------------
                                                                                                                    Equity
                                                                                                                   Incentive
                                                                                                       Equity        Plan
                                                                                                      Incentive     Awards:
                                                                                                        Plan       Market or
                                                                                                       Awards:      Payout
                                          Equity                                                      Number of    Value of
                                         Incentive                            Number                  Unearned     Unearned
                                        Plan Awards;                            of         Market      Shares,      Shares,
           Number of      Number of      Number of                            Shares      Value of    Units or     Units or
          Securities     Securities     Securities                           or Units    Shares or     Other         Other
          Underlying     Underlying     Underlying                           of Stock     Units of     Rights       Rights
          Unexercised    Unexercised    Unexercised   Option      Option       That      Stock That     That         That
          Options (#)    Options (#)     Unearned     Exercise  Expiration   Have Not     Have Not    Have Not     Have Not
Name      Exercisable   Unexercisable   Options (#)    Price($)    Date      Vested(#)     Vested      Vested       Vested
----      -----------   -------------   -----------    -----       ----      ---------     ------      ------       ------
Joselito      -0-            -0-            -0-         -0-         N/A         -0-         -0-          -0-          -0-
Christopher
G. Imperial(1)

----------
(1)  Appointed President, Secretary, Treasurer and Director on July 17, 2007.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

ERE Management has no equity compensation plans.

                                CHANGE IN CONTROL

To the knowledge of management, there are no present arrangements or pledges of securities of ERE Management which may result in a change in control of ERE Management.

       NOTICE TO STOCKHOLDERS OF ACTION APPROVED BY CONSENTING STOCKHOLDER

The following action was taken based upon the unanimous recommendation of the Board of Directors and the written consent of the consenting stockholders:

            AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE NAME

On September 24, 2012 the Board of Directors the consenting stockholders adopted
and  approved  a   resolution   to  effect  an  amendment  to  our  Articles  of
Incorporation to change the name of ERE Management to "Guar Global Ltd.".

EFFECTIVE DATE

Under Rule 14c-2, promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Authorized Shares Amendment shall be effective twenty (20) days after this Information Statement is mailed to stockholders of ERE Management. We anticipate the effective date to be on or about October 26, 2012.

                             ADDITIONAL INFORMATION

We are subject to the  informational  requirements  of the Exchange  Act, and in accordance therewith file reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the SEC. Copies of these documents can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C., 20549, at prescribed rates. The SEC also maintains a web site on the Internet
(http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System may be obtained free of charge.

                       STATEMENT OF ADDITIONAL INFORMATION

ERE Management's Annual Report on Form 10-K for the year ended July 31, 2011 and filed with the SEC November 15, 2011; Quarterly Report on Form 10-Q for the quarter ended October 31, 2011 and filed with the SEC December 13, 2011; and Amended Quarterly Report on Form 10-Q for the quarter ended October 31, 2011 and filed with the SEC December 20, 2011; Quarterly Report on Form 10-Q for the quarter ended January 31, 2012 and filed with the SEC March 16, 2012; Current Report on Form 8-K filed with the SEC April 19, 2012; and Quarterly Report on Form 10-Q for the quarter ended April 31, 2012 and filed with the SEC June 13, 2012 have been incorporated herein by this reference.

ERE Management will provide without charge to each person, including any beneficial owner of such person, to whom a copy of this Information Statement has been delivered, on written or oral request, a copy of any and all of the documents referred to above that have been or may be incorporated by reference herein other than exhibits to such documents (unless such exhibits are specifically incorporated by reference herein).

All documents filed by ERE Management pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Information Statement shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

                           COMPANY CONTACT INFORMATION

All inquiries regarding ERE Management should be addressed to Joselito Christopher G. Imperial, President, at ERE Management's principal executive offices, at: ERE Management, Inc., 8275 Southern Eastern Avenue, Suite 200, Las Vegas, Nevada 89123. Mr. Imperial may also be reached by telephone at (702) 990-8402.

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